EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-84008) of Anchor Financial Corporation of our report dated February 12, 1997 appearing on page 25 of this Annual Report on Form 10-K.


(Signature of Price Waterhouse LLP)
PRICE WATERHOUSE LLP


Columbia, South Carolina
March 26, 1998
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-73186) of Anchor Financial Corporation of our report dated February 12, 1997 appearing on page 25 of this Form 10-K.


(Signature of Price Waterhouse LLP)
PRICE WATERHOUSE LLP


Columbia, South Carolina
March 26, 1998